UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 30, 2009

Meade Instruments Corp.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22183 (Commission File Number)	95-2988062 (IRS Employer Identification Number)

27 Hubble, Irvine, California		92618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
(949) 451-1450

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective May 5, 2009, the Board of Directors of Meade Instruments Corp. (the “Company”) appointed Michael R. Haynes to the Board of Directors.  Mr. Haynes was also appointed a member of the Audit Committee of the Board.

Michael R. Haynes, age 58, is currently the Chief Executive Officer of MCH Enterprises, a private investment banking and consulting firm.  From 2003 to 2009, Mr. Haynes was Chief Executive Officer and a member of the Board of Directors of Collectors Universe, Inc.  Prior to joining Collectors Universe, Inc., Mr. Haynes served as member of the Board of Directors and President of Tangible Asset Galleries, Inc. from 2000 to 2002.  Mr. Haynes has also served as a member of the board of directors, president, chief operating officer or chief financial officer of seven different public and private companies engaged in the specialty retail, distribution, e-commerce and manufacturing businesses from 1974 to 2000.  Concurrent with these positions, Mr. Haynes also was one of the co-founding board members of the Industry Council for Tangible Assets, a Washington, D.C. trade association.  Mr. Haynes holds a Master’s Degree in Business and a Bachelor of Science Degree in Mechanical Engineering, both from Southern Methodist University.  Mr. Haynes has earned the designation as a Certified Public Accountant, a Certified Financial Planner and a Certified Professional Director as accredited by ISS Governance Services.

There is no arrangement or understanding pursuant to which Mr. Haynes was elected as a director and there are no related party transactions between the Company and Mr. Haynes.

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 30, 2009, the Company’s Board of Directors approved the amendment of Section 3.02(a) of the Company’s Amended and Restated Bylaws (the “Bylaws”), to increase the size of the Board from four (4) members to five (5) members as permitted under the Bylaws.  The Board of Directors has taken this action in connection with the appointment of Michael R. Haynes to the Board as discussed above.  A copy of the amended Section 3.02(a) of the Bylaws is attached hereto as Exhibit 3.11 and is incorporated by this reference.

Item 9.01                                             Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description

3.11	Amended Section 3.02(a) of the Amended and Restated Bylaws of Meade Instruments Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2009	MEADE INSTRUMENTS CORP.
(Registrant)

	By:	/s/ John Elwood
John Elwood, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.11	Amended Section 3.02(a) of the Amended and Restated Bylaws of Meade Instruments Corp.